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                                                                   EXHIBIT 23(a)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 1995 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 2-60725, 2-62690, 2-65374, 2-79500 and
33-54969.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Houston, Texas
March 7, 1995